                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): November 13, 2002


Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P.
------------------------------------------------------------------------
          (Exact name of registrant as specified in its charter)



        Delaware                            94-3054600
-------------------------------       --------------------------
(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)



1107 Investment Boulevard, Suite 180
El Dorado Hills, California                         95762
----------------------------------------         -------------
(Address of principal executive offices)          (Zip Code)


                               (916) 941-1400
             ---------------------------------------------------
              Registrant's telephone number, including area code

Item 5.           Other Events

                  On Friday, November 8, 2002, a Special Meeting of Limited Partners of Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., was convened at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 8:00 a.m. local time. The final vote counts for the proposals in the Proxy Statement that accompanied the Notice of Meeting are attached as Exhibit 99.1 hereto and are incorporated by reference into this Report.

Item 7.           Financial Statements, Pro Forma Financial Information
                  And Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                           99.1     Proxy Vote for Meeting of Limited
                                    Partners of Technology Funding Venture
                                    Partners IV, An Aggressive Growth Fund,
                                    L.P., on November 8, 2002

                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE PARTNERS IV, AN AGGRESSIVE GROWTH FUND L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  November 13, 2002           By:  /s/ Charles R. Kokesh
                                   ------------------------------
                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.

                            EXHIBIT INDEX

Exhibits
- --------
99.1 Proxy Vote for Meeting of Limited Partners of Technology Funding Venture Partners IV, An Aggressive Growth Fund L.P., November 8, 2002



TECHNOLOGY FUNDING VENTURE PARTNERS IV,
AN AGGRESSIVE GROWTH FUND, L.P.

Proxy Vote for Meeting of Limited Partners
November 8, 2002

Proxy Solicited by the Management Committee of the Partnership

The Inspector of Election for the Special Meeting of the Limited Partners of Technology Funding Venture Partners IV, An
Aggressive Growth Fund, L.P., (the "Partnership") held at 460 St.
Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 8:00 a.m. local time, on Friday, November 8, 2002, reports the vote tallies for the following proposals:

1. Ratification of the appointment of Grant Thornton as independent certified public accountants of the Partnership.

FOR-387,796     AGAINST-3,738     ABSTAIN-8,466

2. Amend Articles 3.01, 3.02, 3.03 and 3.04 of the Partnership Agreement to change the composition of the Management Committee to include only one representative from Technology Funding Ltd., the Managing General
Partner, and no fewer than two Individual General Partners.

FOR-379,074     AGAINST-12,967     ABSTAIN-7,959

3. Amend Article 4.02 of the Partnership Agreement to increase the compensation each Individual General Partner receives for services rendered to the Partnership.

FOR-331,151     AGAINST-60,109     ABSTAIN-8,740

4. Amend Article 1.05 of the Partnership Agreement to approve an additional one-year extension to the term of the Partnership through December 31, 2006, at the discretion of the Partnership's
Management Committee.

FOR-358,929     AGAINST-33,554     ABSTAIN-7,517